Exhibit 10.4
FIRST AMENDMENT TO THE LICENSE AGREEMENT

THIS FIRST AMENDMENT TO THE LICENSE AGREEMENT (this “Amendment”) is made as of [●], 2024 (the “Amendment Effective Date”), by and between Arcutis Biotherapeutics, Inc. (“Arcutis”) and Hangzhou Zhongmei Huadong Pharmaceutical Co., Ltd (“Huadong”). Capitalized terms used herein but not defined herein shall have the same meaning as set forth in the License Agreement (as defined below). Each of Arcutis and Huadong may be referred to herein as a “Party” or together as the “Parties.”

WHEREAS, Arcutis and Huadong are parties to that certain License Agreement, dated as of August 10, 2023 (the “License Agreement”); and

WHEREAS, the Parties wish to amend the License Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby amend the License Agreement as follows:

1.Section 6.1.1 (Importation Model) of the License Agreement is hereby amended by adding the following to the end of Section 6.1.1 (Importation Model):

The Parties acknowledge that securing sufficient commercial supply of Licensed Products is important for Licensee’s successful commercial launch of Licensed Product, and as such the Parties agree to collaborate in good faith, and Licensor shall provide such reasonable assistance, for Licensee to negotiate with Licensor’s CMOs to secure capacity for Licensee’s commercial requirements of Licensed Product. For the avoidance of doubt, such assistance shall not require Licensor to bear any out-of-pocket costs in order to secure such supply.

2.Table 10.2.1 (Regulatory Milestones) of the License Agreement is hereby deleted and replaced in its entirety as follows:

Exhibit 10.4

Table 10.2.1 – Regulatory Milestones
Development and Regulatory Milestone Event	Development Regulatory Milestone Payment

1: For ARQ-151 (0.3% concentration), the earlier of: (a) issuance of a Certificate of Pharmaceutical Product (“CPP”) by FDA for [***] by [***] or no later than 4 weeks prior to Huadong IND submission, (b) Changes Being Effected in 30 Days (“CBE-30”) in effect by [***] for [***], or (c) Prior Approval Supplement (“PAS”) approval by [***] for [***].	$[***]
2: For ARQ-154 (0.3% concentration), the earlier of: (a) issuance of a CPP by FDA for [***]no later than 4 weeks prior to Huadong IND submission, (b) CBE-30 in effect by [***] for [***] or Licensor designated CMO, or (c) PAS approval by [***]for [***]or Licensor designated CMO.	$[***]
3: Dosing of 1st patient in the first Clinical Trial in China	$[***]
4: Filing of the first NDA for a Licensed Product in China	$[***]
5: First Regulatory Approval of a Licensed Product in China for psoriasis	$[***]

6: First Regulatory Approval of a Licensed Product in China for atopic dermatitis	$[***]
7: First Regulatory Approval of a Licensed Product in China for seborrheic dermatitis	$[***]

3.Section 10.2.1 (Regulatory Milestones) of the License Agreement is hereby amended by adding the following to the end of Section 10.2.1 (Regulatory Milestones):

For each of ARQ-151 and ARQ-154, Licensee will provide notice to Licensor of (a) Licensee’s planned IND submission date for such Product at least [***] in advance of such submission, and (b) the date that an IND has been submitted for such Product promptly after such submission, except in each case ((a) and (b)) if Development and Regulatory Milestone Events 1 (in the case of ARQ-151) or 2 (in the case of ARQ-154), have already been achieved as of such date, in which case no such notice shall be required.

In the event a Development and Regulatory Milestone Event is achieved by or on behalf of Licensor, Licensor will provide notice of such achievement to Licensee, and will invoice Licensee and Licensee will pay such invoice as set forth in Section 10.2.3(a) (Development and Regulatory Milestone Payments).

4.Confidentiality. The terms of this Amendment shall be deemed to be the Confidential Information of both Parties and shall be subject to the same confidentiality terms under the License Agreement as apply to the terms of the License Agreement.

5.Effect of Amendment. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the License Agreement or any other provision not expressly referred to herein. Except as amended hereby, each of the License Agreement shall remain in full force and effect as originally written. Upon the effectiveness of this Amendment, on and after the date hereof,

Exhibit 10.4
each reference in the License Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with such agreement, shall mean and be a reference to such agreement, as amended hereby.

6.Governing Law. This Amendment will be governed by, and enforced in accordance with, the internal laws of the State of New York, including its statutes of limitations, without giving effect to any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Amendment to the substantive law of another jurisdiction.

7.Amendments; Waiver; Assignment. No amendment, modification or waiver of the terms of this Amendment will be binding on either Party unless reduced to writing and signed by authorized representatives of both Parties, or in the case of a waiver, by the Party waiving compliance. This Amendment may not be assigned except in connection with an assignment of the License Agreement.

8.Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will be regarded as one and the same instrument. Counterparts may be delivered via electronic mail, including Adobe™ Portable Document Format (PDF) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, and any counterpart so delivered will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

Arcutis Biotherapeutics, Inc. By: /s/Frank Watanabe Name: Frank Watanabe Title: President & CEO	Hangzhou Zhongmei Huadong Pharmaceutical Co., Ltd By: /s/ LV, Liang Name: LV, Liang Title: Chairman & CEO

[Signature Page to First Amendment to the License Agreement]